UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 23, 2015
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 23, 2015, American Apparel, Inc. (the “Company”) received a notice (the “Notice”) from NYSE MKT LLC (the “Exchange”) stating that the Company does not meet continued listing standards of the Exchange as set forth in Part 10 of the NYSE MKT LLC Company Guide (the “Company Guide”). Specifically, the Notice states that, based on the Exchange’s recent review, the Company was not in compliance with Section 1003(a)(iv) of the Company Guide because “it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.” As a result, the Notice states that the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide.
The Notice states that the Company must submit a plan of compliance to the Exchange by October 9, 2015 addressing how it intends to regain compliance with the continued listing standards of Section 1003(a)(iv) of the Company Guide by November 15, 2015. If the plan is accepted by the Exchange, the Notice states that the Company will be subject to periodic reviews including monitoring for compliance with the plan.
In the same Notice, the Exchange notified the Company that it is concerned that the Company’s common stock may not be suitable for auction market trading due to its low selling price and, in accordance with Section 1003(f)(v) of the Company Guide, that the Exchange deems it appropriate for the Company to effect a reverse stock split. The Exchange also notified the Company in the Notice that it would receive a separate notice of noncompliance under Section 1003(f)(iv) of the Company Guide if all outstanding listing fees have not been paid by November 7, 2015.
The Company is currently reviewing the deficiencies identified in the Notice and has begun the process of preparing a plan of compliance in accordance with the Exchange’s request. The Exchange also states in the Notice that if the Company does not submit a plan or if the plan is not accepted, the Exchange will commence delisting proceedings. There can be no assurance that the Company will be able to submit a plan that satisfactorily addresses the Exchange’s identified deficiencies and concerns in the Notice, if at all.
Item 7.01 Regulation FD Disclosure.
The information contained above in Item 3.01 of this Current Report is incorporated in this Item 7.01 by reference.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated:	September 25, 2015	By:	/s/ Hassan N. Natha
Hassan N. Natha
Executive Vice President and Chief Financial Officer